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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 19, 2002

                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


                    0-27570                                 56-1640186
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            (Commission file Number)                  (IRS Employer ID Number)


            3151 South 17/th/ Street, Wilmington, North Carolina 28412
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code     (910) 251-0081
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Item 2. Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Reorganization dated January 28, 2002, by and among the Registrant, Subsidiary No. 8, LLC, a wholly-owned subsidiary of the Registrant ("Subsidiary"), Medical Research Laboratories International, Inc. ("MRL"), and Evan A. Stein, M.D., Ph.D., Paula Steiner, Peter Laskarzewski and Joseph L. Staneck (collectively, the "MRL Shareholders"), effective on February 19, 2002 the Registrant acquired MRL through the merger of MRL with and into Subsidiary, with Subsidiary being the surviving entity in the merger. In consideration for the merger, the Registrant issued and paid to the MRL Shareholders an aggregate consideration of $93,708,000, consisting of $29,000,000 in cash and $64,708,000 of Registrant's common stock. The Registrant issued an aggregate of 2,251,920 unregistered shares of its common stock in satisfaction of the stock component of the merger consideration.

     In connection and simultaneous with the Registrant's acquisition of MRL, the Registrant, through its wholly-owned subsidiary PPD UK Holdings Limited ("PPD Holdings"), also acquired all of the capital stock of Medical Research Laboratories International BVBA, MRL's Belgian-based operations ("MRL Belgium"), pursuant to a Share Purchase Agreement dated January 28, 2002 by and among the Registrant, PPD Holdings and Dr. Stein and MRL Select Ltd. Co (the "MRL Belgium Shareholders"). In consideration for the acquisition, the Registrant issued and paid to the MRL Belgium Shareholders an aggregate consideration of $18,792,000, consisting of $10,000,000 in cash and $8,792,000 of Registrant's common stock. The Registrant issued an aggregate of 308,491 unregistered shares of its common stock in satisfaction of the stock component of the acquisition consideration.

     Approximately ten percent of the consideration for both acquisitions is subject to an indemnification holdback. The amount of the consideration for both acquisitions was determined based upon a negotiated valuation of MRL and MRL Belgium as agreed upon by the parties. The Registrant funded the cash portion of both acquisitions entirely from its own cash reserves.

     MRL operates a central laboratory in Highland Heights, Kentucky, near Cincinnati, Ohio, and MRL Belgium operates a central lab in Brussels. These two MRL companies specialize in the provision of highly standardized efficacy and safety testing services for pharmaceutical companies engaged in clinical drug development. Dr. Stein, a founder of the MRL companies and current president and chief executive officer of both, will continue to oversee the operations. The two MRL locations have approximately 235 professionals and will operate in their current locations as a subsidiary of the Registrant.

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Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired. The Registrant will file the
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       financial statements required by Item 7 of Form 8-K by amendment to this report as soon as practicable, but not later than May 3, 2002.

(b)    Pro Forma Financial Information. The Registrant will file the financial
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       statements required by Item 7 of Form 8-K by amendment to this report as soon as practicable, but not later than May 3, 2002.

(c)    Exhibits.
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       2.8     Agreement and Plan of Reorganization dated January 28, 2002, by and among the Registrant, Subsidiary, MRL and the MRL
               Shareholders.

       2.9 Share Purchase Agreement dated January 28, 2002, by and among the Registrant, PPD Holdings and the MRL Belgium Shareholders

       10.175 Registration Rights Agreement dated February 19, 2002, by and among the Registrant, the MRL Shareholders and the MRL Belgium Shareholders.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.




Date: February 19, 2002                By: /s/ Fred N. Eshelman
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                                           Fred N. Eshelman
                                           Chief Executive Officer

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                                  Exhibit Index
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     2.8  Agreement and Plan of Reorganization dated January 28, 2002, by and among the Registrant, Subsidiary, MRL and the MRL Shareholders.

     2.9 Share Purchase Agreement dated January 28, 2002, by and among the Registrant, PPD Holdings and the MRL Belgium Shareholders

  10.175 Registration Rights Agreement dated February 19, 2002, by and among the Registrant, the MRL Shareholders and the MRL Belgium Shareholders.

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